SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 11, 2003
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Tennessee                     01-12073                   62-1550848
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                            7700 Wolf River Boulevard
                          Germantown, Tennessee 38138
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               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

                  On June 11, 2003, Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P. (collectively, the "Borrowers") entered into an Amended and Restated Secured Revolving Credit Agreement (the "Credit Agreement") in the maximum principal amount of $110 million (the "Credit Facility") with Bank One, NA, Credit Lyonnais New York Branch, Fleet National Bank, National Bank of Commerce, AmSouth Bank and Union Planters Bank, National Associations as Lenders, Bank One, NA as Administrative Agent, Banc One Capital Markets, Inc. as Co-Lead Arranger/Sole Book Manager, Credit Lyonnais New York Branch as Syndication Agent and Co-Lead Arranger and Fleet National Bank as Documentation Agent.

                  The Credit Facility is non-amortizing and is secured by 26 hotels owned by the Borrowers. The Credit Facility has a three-year term with a one year extension option, and bears interest at a variable rate of LIBOR plus 2.25% to 3.0%, as determined by the Borrowers' percentage of total debt to earnings before interest, taxes, depreciation and amortization ("EBITDA"). The Credit Facility replaces the Borrowers' previous $125 million senior secured revolving line of credit.

                  A copy of the Credit Agreement is set forth as Exhibit 10.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c) Exhibits


10.1*-- Amended and Restated Secured Revolving Credit Agreement dated as of June 11, 2003, by and among Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P. as Borrowers, Bank One, NA, Credit Lyonnais New York Branch, Fleet National Bank, National Bank of Commerce, AmSouth Bank and Union Planters Bank, National Associations as Lenders, Bank One, NA as Administrative Agent, Banc One Capital Markets, Inc. as Co-Lead Arranger/Sole Book Manager, Credit Lyonnais New York Branch as Syndication Agent and Co-Lead Arranger and Fleet National Bank as Documentation Agent.

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*Filed herewith.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EQUITY INNS, INC.




July 2, 2003                               /s/Donald H. Dempsey
                                           -------------------------------------
                                           Donald H. Dempsey
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                                List of Exhibits

10.1*-- Amended and Restated Secured Revolving Credit Agreement dated as of June 11, 2003, by and among Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P. and Equity Inns Partnership II, L.P. as Borrowers, Bank One, NA, Credit Lyonnais New York Branch, Fleet National Bank, National Bank of Commerce, AmSouth Bank and Union Planters Bank, National Associations as Lenders, Bank One, NA as Administrative Agent, Banc One Capital Markets, Inc. as Co-Lead Arranger/Sole Book Manager, Credit Lyonnais New York Branch as Syndication Agent and Co-Lead Arranger and Fleet National Bank as Documentation Agent.

--------------

*Filed herewith.